                           SCHEDULE 14A INFORMATION
                           ------------------------

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           NANOMETRICS INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           NANOMETRICS INCORPORATED
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: N/A
                                                                         ---

     (2) Aggregate number of securities to which transaction applies: N/A
                                                                      ---

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A
                                                                        ---

     (4) Proposed maximum aggregate value of transaction: N/A
                                                          ---

     (5) Total fee paid: N/A
                         ---

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: N/A
                                 ---

     (2) Form, Schedule or Registration Statement No.: N/A
                                                       ---

     (3) Filing Party: N/A
                       ---

     (4) Date Filed: N/A
                     ---

                           NANOMETRICS INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Nanometrics Incorporated, a California corporation (the "Company"), will be held on Thursday, May 15, 1997 at 1:30 p.m., local time, at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California 94086, for the following purposes:

  1. To elect six directors to serve for the ensuing year and until their successors are elected.

  2. To approve amendments to the Company's 1991 Stock Option Plan: (i) to increase the number of shares of Common Stock available for options thereunder from 1,500,000 shares to 3,000,000 shares; (ii) to allow participation under the 1991 Stock Option Plan by non-employee directors; and (iii) to qualify options issued under the 1991 Stock Option Plan as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

  3. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1997.

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on April 18, 1997 are entitled to notice of and to vote at the meeting and any adjournment thereof.

  All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy.

                                              Sincerely,


                                              Vincent J. Coates
                                              Secretary
Sunnyvale, California
April 25, 1997

                            NANOMETRICS INCORPORATED

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Nanometrics Incorporated (the "Company"') for use at the Annual Meeting (the "Annual Meeting") of Shareholders of the Company to be held on Thursday, May 15, 1997 at 1:30 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California 94086. The Company's telephone number at that address is (408) 746-1600.

     These proxy solicitation materials were mailed on or about April 25, 1997 to all shareholders entitled to vote at the meeting. A copy of the Company's 1996 Annual Report to Shareholders accompanies this Proxy Statement.

RECORD DATE AND SHARES OUTSTANDING

     Shareholders of record at the close of business on April 18, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. At the Record Date, 8,277,440 shares of the Company's Common Stock, no par value, were issued and outstanding. For information concerning security ownership of management and beneficial owners of more than 5% of the Company's Common Stock, see "Security Ownership of Management and Certain Beneficial Owners" below.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

VOTING AND SOLICITATION

     Every shareholder voting for the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's shares are entitled, or distribute the shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more than six candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes. On all other matters, each share of Common Stock outstanding has one vote.

     The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone.

QUORUM; ABSTENTIONS: BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's Annual Meeting for fiscal 1997 must be received by the Company no later than December 2, 1997 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                    PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

NOMINEES

     A board of six directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's six nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner and in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until such director's successor has been elected and qualified.

     The names of the nominees and certain information about them are set forth below:

                                         DIRECTOR
          NAME OF NOMINEE          AGE    SINCE
          ---------------          ---   --------
          Vincent J. Coates.....    72       1975
          Nathaniel Brenner.....    70       1986
          Norman V. Coates......    47       1988
          John D. Heaton........    37       1995
          Clifford F. Smedley...    61       1996
          Kanegi Nagai..........    65       1996

     Mr. Vincent J. Coates has been Chairman of the Board and Chief Executive Officer since the Company was founded. He was elected Secretary in February 1989.

     Mr. Nathaniel Brenner has served as a director of the Company since August 1986. He joined Beckman Instruments, Inc. in 1976 where he held the positions of Program Manager, Marketing Manager (Instruments) and General Manager (Spectroscopy). In 1993, Mr. Brenner retired from Beckman Instruments, Inc.

     Mr. Norman V. Coates has served as a director of the Company since May 1988. He has operated Gem of the River Produce, a farming and produce packing operation in Orleans, California, as a sole proprietor since 1978. He has also been manager of the Boise Creek Farm operation since 1984.

     Mr. John D. Heaton has served as a director of the Company since July 1995. Mr. Heaton served as Vice President and General Manager of the Company from April 1994 through May 1996, prior to which time Mr. Heaton was employed as an engineering manager from July 1992 to April 1994. He has served as President and Chief Operating Officer since May 1996.

     Mr. Clifford F. Smedley has served as a director of the Company since January 1996. From August 1993 through July 1995, Mr. Smedley was the Chief Operating Officer of System Chemistry, Inc. From January 1988 through August 1993, Mr. Smedley served in several management capacities with Genus, Inc., most recently as Vice President, New Product Development.

     Mr. Kanegi Nagai has served as a director of the Company since May 1996. Mr. Nagai is also a consultant to the Company and has acted as such since August 1995. From January 1990 to March 1995, Mr. Nagai was the President and Chief Executive Officer of Cybeq Systems, a semiconductor equipment supplier.

     By virtue of Vincent J. Coates' position in the Company and beneficial ownership of the Company's Common Stock, he may be deemed a "control person" of the Company as that term is defined under the Securities Act of 1933, as amended. See "Security Ownership of Management and Certain Beneficial Owners."

     Mr. Vincent J. Coates is the father of Mr. Norman V. Coates. There is no other family relationship between any of the foregoing nominees or between any such nominees and any of the executive officers of the Company.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth beneficial ownership of Common Stock of the Company as of April 1, 1997, by each director or nominee, by each of the Named Officers (as defined below)," by all directors and officers as a group, and by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock. Unless otherwise indicated the address of each beneficial owner of 5% of the Company's Common Stock is 310 DeGuigne Avenue, Sunnyvale, California 94086.


                                      NUMBER OF SHARES OF
                                          COMMON STOCK           PERCENT
NAME OF BENEFICIAL OWNER             BENEFICIALLY OWNED (1)     OF TOTAL
------------------------            -----------------------     --------
Vincent J. Coates................          5,401,774              65.4%

ZPR Investment Management Inc....            425,100(2)            5.1%
   1642 North Volusia Avenue
   Orange City, FL  32763

Nathaniel Brenner................             31,000(3)              *

Norman V. Coates.................             21,299(4)              *

John D. Heaton...................             58,325(5)              *

Clifford F. Smedley..............              3,333(6)              *

Kanegi Nagai.....................              3,333(7)              *

Paul B. Nolan....................             57,132(8)              *

All officers and directors as
   a group (7 persons)...........          5,576,196(9)           66.5%

_________________
*    Represents less than 1% of outstanding shares of Common Stock.
(1) Represents sole voting and investment power, except as otherwise noted below.

(2) According to a Schedule 13G filed with the Securities Exchange Commission on or about January 10, 1997, ZPR Investment Management, Inc. ("ZPR") may be deemed to be the beneficial owner of 425,100 shares of Common Stock.
     ZPR is identified as an investment advisor on its Schedule 13G.
(3) Includes 12,667 shares of Common Stock held of record by the N&J Brenner Living Trust, for which Mr. Brenner and his spouse act as trustees, for the benefit of members of Mr. Brenner's immediate family, and 18,333 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 1997.
(4) Includes 10,000 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 1997.
(5) Includes 58,325 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 1997.
(6) Includes 3,333 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 1997.
(7) Includes 3,333 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 1997.
(8) Includes 28,332 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 1997.
(9) Includes 121,656 shares of Common Stock issuable upon exercise of outstanding options exercisable within 60 days of April 1, 1997.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of four meetings during fiscal 1996.

     The Board of Directors has three committees--the Stock Option Committee, the Audit Committee and the Compensation Committee. The Stock Option Committee, which consists of Norman V. Coates and Nathaniel Brenner, held no separate meetings during fiscal 1996, but acted by written consent on ten occasions. The Stock Option Committee is responsible for approving the grant of stock options to the Company's employees under the Company's 1991 Stock Option Plan. The Audit Committee of the Board of Directors, which consists of Vincent J. Coates, Nathaniel Brenner and Kanegi Nagai, met once in fiscal 1996. The Audit Committee is responsible for matters concerning the practices and procedures of the independent auditors. The Compensation Committee of the Board of Directors met once in fiscal 1996. The Compensation Committee consisted of Nathaniel Brenner, Norman V. Coates and Clifford Smedley. The Compensation Committee is responsible for determining compensation of the Company's executive officers.

     During fiscal 1996, all incumbent directors attended all meetings of the Board of Directors and all incumbent directors attended all meetings of committees, if any, upon which such directors served.

BOARD COMPENSATION

     Directors who are not also employees of the Company received an annual retainer fee of $1,500 plus $500 per Board of Directors and committee meeting attended and are eligible to participate in the Company's 1991 Director Option Plan. In addition, the Company is a party to a consulting agreement with Kanegi Nagai, a director of the Company. See "Certain Transactions."

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation paid by the Company to the Chief Executive Officer and each of the executive officers (collectively, the "Named Officers") of the Company during the past three fiscal years:

                          SUMMARY COMPENSATION TABLE

                                          ANNUAL COMPENSATION
                                          -------------------
                                                                   LONG TERM COMPENSATION
                                                                   ----------------------
NAME AND PRINCIPAL POSITION  FISCAL YEAR  SALARY($)  BONUS($)    OPTION GRANTS (# OF SHARES)
---------------------------  -----------  ---------  --------    ---------------------------
Vincent J. Coates.........      1996       $151,484  $ 36,106            __
  Chief Executive Officer       1995        150,685    19,036            __
                                1994        150,244     2,888            __

John D. Heaton............      1996        149,511    34,712           40,000
  President and Chief           1995        116,858    15,199           25,000
  Operating Officer             1994         80,786     1,540          100,000

Paul B. Nolan.............      1996         95,194    23,192           20,000
  Chief Financial Officer       1995         82,313    11,130           30,000
  and Vice President            1994         73,097     1,290           15,000

_______________________

     For a discussion of the Company's obligation to make severance payments to Vincent J. Coates, see "Certain Transactions."

     The Company is the beneficiary of an insurance policy on the life of Vincent J. Coates in a face amount of $8,000,000. Annual premiums, which are paid by the Company, totaled $200,000 for fiscal 1996 and in subsequent years are fixed at $200,000. Mr. Coates and the Company have entered into an agreement providing that in the event of Mr. Coates' death, his estate has the option to cause the Company to use the proceeds of the policy to purchase shares of the Company's Common Stock owned by the estate at their then fair market value. The estate is not obligated under the terms of the agreement to exercise the option. If the option is not exercised, the Company would retain the proceeds of the insurance. The purpose of this agreement is to provide Mr. Coates' estate, at its option, the opportunity to obtain cash to pay estate taxes without having to raise all of such money from sales in the open market.

STOCK OPTION GRANTS

     The following table sets forth information regarding individual grants of options during fiscal 1996 to each of the Named Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                      INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                                       ------------------------------------------------------------------     VALUE AT ASSUMED
                                                                                                               ANNUAL RATES OF
                                         NUMBER OF        PERCENT OF                                             STOCK PRICE
                                         SECURITIES      TOTAL OPTIONS                                         APPRECIATION FOR
                                         UNDERLYING       GRANTED TO                                            OPTION TERMS(3)
                                          OPTIONS        EMPLOYEES IN      EXERCISE PRICE      EXPIRATION    ----------------------
NAME                                   GRANTED(#)(1)    FISCAL 1996(2)         ($/SH)             DATE       5%($)          10%($)
----                                   -------------    -------------      --------------      ----------    -----        ---------
Vincent J. Coates                           --                --                  --                --         --              --

John D. Heaton                          40,000              13.0%               $4.875          10/07/01     $53,800      $119,000

Paul B. Nolan                           20,000               6.5%                4.875          10/07/01      26,900        59,500

---------------------------
(1) Represent stock options granted under the Company's 1991 Stock Option Plan. Stock options are granted with an exercise price equal to the fair market value of the Company's common stock on the date of grant. Options generally become exercisable 33% after the first year and 33% each full year thereafter and are fully exercisable after 3 years. Options lapse after 5 years or, if earlier, 90 days after termination of employment.
(2)  Based on 308,500 options granted during fiscal 1996.
(3) Potential realizable values are net of exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only, based on rules of the Securities and Exchange
     Commission.   Actual realizable values, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall market conditions and the option holder's continued employment through the vesting period.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth, for each Named Officer, each exercise of stock options during fiscal 1996 and the year-end value of unexercised options.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                        NUMBER OF
                                                                        SECURITIES          VALUE OF UNEXERCISED
                                                                    UNDERLYING OPTIONS          IN-THE-MONEY
                             SHARES              VALUE                  AT YEAR-END:        OPTIONS AT YEAR-END:
                            ACQUIRED            REALIZED                EXERCISABLE/              EXERCISABLE/
NAME                     ON EXERCISE (#)         ($)(1)             UNEXERCISABLE (#)       UNEXERCISABLE($)(2)
----                     --------------    ------------------       --------------------    --------------------
Vincent J. Coates.....        __                __                       __                      __

John D. Heaton........     41,667              $291,669               58,333/106,667       $201,562/$201,562
                            8,333                59,893

Paul B. Nolan.........     17,000                57,375                28,332/36,668           86,707/43,356

_________________
(1) Value realized upon exercise is (i) the fair market value of the Company's Common Stock on the date of exercise, less the option exercise price per share, multiplied by (ii) the number of shares underlying the options exercised.
(2) Value of unexercised options is (i) the fair market value of the Company's Common Stock at fiscal 1996 year end ($4.75 per share), less the option exercise price of in-the-money options, multiplied by (ii) the number of shares underlying such options.

CERTAIN TRANSACTIONS

     Pursuant to the terms of an agreement dated May 1, 1985 between the Company and Vincent J. Coates, the Company is obligated, in the event Mr. Coates is required to resign as Chief Executive Officer of the Company for any reason, to continue to pay Mr. Coates his salary for five years from the date of such resignation. The agreement was amended and restated in 1996.

     The Company is a party to a consulting agreement with Kanegi Nagai, a director of the Company . Under the consulting agreement, the Company pays to Mr. Nagai a fee at a rate of $400 per day, plus reasonable expenses, for consulting services with respect to matters involving the Company's business and operations in Japan. The term of the consulting agreement expires in August 1997, unless sooner terminated by the parties thereto.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 and Form 5 with the SEC. Such officers, and ten percent shareholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal 1996, all Section 16(a) filing requirements applicable to the officers, directors and ten percent shareholders were complied with.

    PROPOSAL NO. 2 -- APPROVAL OF AMENDMENTS TO THE 1991 STOCK OPTION PLAN

     At the Annual Meeting, the shareholders are being asked to ratify the following amendments to the 1991 Stock Option Plan (the "1991 Plan"): (i) to increase the number of shares of Common Stock available for option under the 1991 Plan from 1,500,000 shares to 3,000,000 shares; (ii) to allow participation under the 1991 Plan by non-employee directors; and (iii) to qualify options issued under the 1991 Plan as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The foregoing amendments were approved by the Board of Directors in April 1997. The adoption of the 1991 Plan, the successor to the Company's 1981 Incentive Stock Option Plan, was approved by the Board of Directors in February 1991 and by the shareholders in August 1991. As of the Record Date, options to purchase an aggregate of 1,036,777 shares were outstanding and 9,740 shares (exclusive of an increase of 1,500,000 shares subject to shareholder ratification at the Annual Meeting) were available for future grant. In addition, 453,483 shares had been purchased pursuant to the exercise of stock options granted under the 1991 Plan. The 1991 Plan authorizes the Board of Directors to grant incentive and nonstatutory stock options and stock purchase rights to eligible employees, directors and consultants of the Company. The 1991 Plan is structured to allow the Board of Directors broad discretion in creating equity incentives in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business.

     During fiscal 1996, the Board of Directors granted options to purchase 258,500 shares of Common Stock pursuant to the 1991 Plan. The Board of Directors believes that equity incentives in the form of stock options or stock purchase rights are an integral part of the Company's overall compensation program and an effective way to incentivize employees. The Company's standard vesting program provides that options become exercisable at a rate of 33 1/3% after the first full year and 33 1/3% each full year thereafter and are fully exercisable after three years. Options lapse after five years or, if earlier, 90 days after termination of employment. This results in incentives for the employees which benefits the Company because the employees' stock options are earned over a three-year period.

     In 1993, Section 162(m) was added to the Code. Section 162(m) may limit the Company's ability to deduct for federal income tax purposes compensation in excess of $1,000,000 paid to the Company's Chief Executive Officer and its four other highest paid executive officers in any one fiscal year. Grants under the 1991 Plan will not be subject to the deduction limitation if the shareholders approve the amendments to the 1991 Plan, including the option grant limitations described below.

     VOTE REQUIRED AND BOARD OF DIRECTORS RECOMMENDATION

     The affirmative vote of a majority of the Votes Cast will be required under California law to ratify the amendment of the 1991 Plan

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENTS TO THE 1991 PLAN.

SUMMARY OF THE 1991 PLAN

     The essential features of the 1991 Plan are outlined below:

PURPOSES

     The purposes of the 1991 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to employees and consultants of the Company and its subsidiaries, and to promote the success of the Company's business.

ADMINISTRATION

     With respect to the grant of options or stock purchase rights the 1991 Plan is administered (i) by the Board of Directors of the Company or by (ii) by a committee designated by the Board to administer the Plan, provided that the committee is constituted in such a manner as to permit the Plan to comply with applicable laws.

     The administrators of the 1991 Plan have full power to select, from among the directors, officers, employees and consultants of the Company eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 1991 Plan. The interpretation and construction of any provisions of the 1991 Plan by the administrators shall be final and conclusive. Members of the Board of Directors will receive no additional compensation for their services in connection with the administration of the 1991 Plan. Subject to applicable laws and the specific terms of the 1991 Plan, the administrators may accelerate any option or right or waive any condition or restriction pertaining to such award or option at any time. The administrators may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option prices and may reduce the exercise price of any option to the then current fair market value if the fair market value of the Common Stock covered by such option shall have declined since the date the option was granted.

ELIGIBILITY

     The 1991 Plan provides that nonstatutory stock options and stock purchase rights may be granted to employees, directors and consultants of the Company. Incentive Stock Options may be granted only to employees.

     Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options and stock purchase rights granted to such persons, the 1991 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options and stock purchase rights to purchase more than 1,000,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an employee's, director's or consultant's initial employment, he or she may be granted options or stock purchase rights to purchase up to an additional 1,000,000 shares of Common Stock.

RESERVED SHARES

     The total number of shares of Common Stock reserved and available for distribution under the 1991 Plan may be increased from 1,500,000 shares to 3,000,000 shares by a vote of the shareholders.

     Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of shares under the 1991 Plan, shall relieve the Company of any liability in respect of the non-issuance of such shares as to which such requisite authority shall not have been obtained.

STOCK OPTIONS

     The 1991 Plan  permits the granting of incentive stock options under
Section 422 of the Code ("Incentive Stock Options" or "ISOs") and nonstatutory stock options ("Nonstatutory Stock Options" or "NSOs").

     The term of each option will be fixed by the administrators but may not exceed ten years from the date of grant in the case of ISOs or five years from the date of grant in the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary. When the fair market value of shares subject to ISOs which first become exercisable in any one calendar year is greater than $100,000, the excess options shall be treated as NSOs. For these purposes, fair market value is determined on the date of the grant, and all ISOs granted by the Company or its subsidiaries to an individual are aggregated.

     The administrators will determine the time or times each option may be exercised. The current form of Notice of Grant generally provides that options may be exercised over a three-year vesting period, but the exercisability of options may be accelerated by the administrators.

     Option Price. The option exercise price for each share covered by an ISO will not be less than 100% of the fair market value of a share of Common Stock on the date of grant of such option. In the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the option exercise price for each share covered by such option will not be less than 110 % of the fair market value of a share of Common Stock on the date of grant of such option. The exercise price of an NSO will not be less than 50% of the fair market value of the Common Stock on the date of grant of such option; provided, however, that the exercise price of an NSO intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the Common Stock on the date of grant.

     Fair Market Value. The fair market value of a share of Common Stock, as determined by the administrators of the 1991 Plan, shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System (or the exchange with the greatest volume of trading in Common Stock should the Company's stock be listed on an established stock exchange) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the administrators deem reliable. Should the Common Stock of the Company be quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System ( but not on the National Market System thereof) regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of Common Stock of the Company shall be the mean between the high and the low asked prices for the Common Stock on the last market trading day prior to the date of determination, as reported in the Wall Street Journal or such other source as the administrators deem reliable. In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the administrators.

     Consideration. The consideration to be paid for shares issued upon exercise of options granted under the 1991 Plan, including the method of payment, shall be determined by the administrators (and, in the case of ISOs, determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) shares of Common Stock which, in the case of shares acquired upon exercise of an option, have been beneficially owned for at least six months or which were not acquired directly or indirectly from the Company, with a fair market value on the exercise date equal to the aggregate exercise price of the shares being purchased, (5) the delivery of a properly executed notice and irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods or (7) such other consideration and method permitted by applicable laws.

     Miscellaneous Provisions. Under the 1991 Plan, in the event of an optionee's termination of employment or consulting relationship or directorship for any reason other than death or total and permanent disability, an option may thereafter be exercised, to the extent it was exercisable at the date of such termination, for such period of time as the administrator shall determine at the time of grant (not to exceed ninety (90) days in the case of Incentive Stock Options). If an optionee's employment or consulting relationship or directorship is terminated as a result of the optionee's permanent and total disability, the option will be exercisable for twelve (12) months following such termination, but only to the extent it was exercisable at the date of termination and to the extent that the term of the option has not expired. If an optionee's employment or consulting relationship or directorship is terminated by reason of the optionee's death, the option will be exercisable by the optionee's estate or successor for twelve (12) months following death, but only to the extent it was exercisable at the date of death and to the extent that the option has not expired.

     All options granted under the 1991 Plan shall be evidenced by a Stock Option Agreement and Notice of Grant between the Company and the optionee to whom such option is granted.

STOCK PURCHASE RIGHTS

     The 1991 Plan permits the Company to grant stock purchase rights to purchase Common Stock of the Company ("Stock Purchase Rights") either alone, in addition to, or in tandem with other awards under the 1991 Plan and/or cash awards made outside the Plan. Upon the granting of a Stock Purchase Right under the 1991 Plan, the offeree shall be advised in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that the offeree shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the fair market value of the shares as of the date of the offer) and the time within which the offeree must accept such offer (which shall in no event succeed six
(6) months from the date upon which the administrators made the determination to grant the Stock Purchase Right). The offer shall be accepted by execution of a restricted stock purchase agreement between the Company and the offeree.

     Unless the administrators of the 1991 Plan determine otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment or consulting relationship or directorship with the Company for any reason (including death or permanent and total disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the administrators may determine.

     Upon exercise of a Stock Purchase Right, the purchaser shall have all rights of a shareholder of the Company.

NONTRANSFERABILITY OF OPTION AND STOCK PURCHASE RIGHTS

     Options and Stock Purchase Rights granted pursuant to the 1991 Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant.

ACCELERATION OF OPTIONS AND STOCK PURCHASE RIGHTS

     Subject to the change in control provisions described below, in the event of a proposed sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation, each outstanding option and Stock Purchase Right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option or Stock Purchase Right as to all shares subject to such option or Stock Purchase Right, including shares as to which the option or Stock Purchase Right would not otherwise be exercisable. If the Board determines that the options or Stock Purchase Rights shall be fully exercisable in lieu of assumption or substitution, the Company shall notify the participant that the option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice and the option or Stock Purchase Right will terminate upon the expiration of such period.

CHANGE IN CONTROL PROVISIONS

     The 1991 Plan provides that in the event of a "Change of Control" of the Company (as defined below) any or all or none of the following acceleration and valuation provisions shall apply, as determined by the Board in its discretion prior to the Change of Control: (i) all stock options and Stock Purchase Rights granted under the 1991 Plan outstanding as of the date such Change of Control that are not yet exercisable and vested on such date will become immediately vested and fully exercisable; (ii) to the extent exercisable and vested, the value of all outstanding options and Stock Purchase Rights will be cashed out at the "Change of Control Price" (as defined below) reduced by the exercise price applicable to such options or Stock Purchase Rights. A "Change of Control" means the occurrence of (i) the acquisition by a person or entity (other than the Company, one of its subsidiaries or a Company employee benefit plan or trustee thereof or Mr. Vincent Coates who owned more than 50% of the combined voting power of the Company as of the date of the adoption of the Plan) of securities representing 50% or more of the combined voting power of the Company or (ii) a transaction requiring the approval of the shareholders and involving the sale of all or substantially all of the assets of the Company or a merger of the Company with or into another corporation. The "Change of Control Price" shall be, as determined by the Board, (i) the highest closing sale price of a share of Common Stock as reported by the NASDAQ System and as appearing in the Wall Street Journal (or, in the event the Common Stock is listed on a stock exchange, the highest closing price on such exchange as reported on the Composite Transaction Reporting System) at any time within the 60 day period immediately preceding the date of determination of the Change of Control Price by the Board, (ii) the highest price paid or offered, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change of Control of the Company at any time within such 60 day period, or (iii) some lower price, as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a share of Common Stock.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

     In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the number of shares which have been reserved for issuance under the 1991 Plan and the price per share covered by each outstanding option or Stock Purchase Right. In the event of the proposed dissolution or liquidation of the Company, all outstanding options and Stock Purchase Rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in its discretion, make provision for accelerating the exercisability of shares subject to options or Stock Purchase Rights under the 1991 Plan in such event.

AMENDMENT AND TERMINATION

     The Board may amend, alter, suspend or discontinue the 1991 Plan at any time, but such amendment, alteration, suspension or discontinuation shall not adversely affect any stock option or Stock Purchase Right then outstanding under the 1991 Plan, without the consent of the participant. In any event, the 1991 Plan will terminate in 2001.

     To the extent necessary and desirable to comply with Section 422 of the Code (or any other applicable law or regulation) the Company shall obtain shareholder approval of any amendment to the 1991 Plan in such a manner and to such a degree as required.

TAX INFORMATION

     Options granted under the 1991 Plan may be either Incentive Stock Options or Nonstatutory Stock Options.

     If an option granted under the 1991 Plan is an Incentive Stock Option, the optionee will recognize no income upon grant of the Incentive Stock Option and incur no federal income tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an Incentive Stock Option regardless of the applicability of the alternative minimum tax. Upon a sale or exchange of the shares more than two years after the grant of the option and one year after its exercise, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of the sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares on the date of exercise or (ii) the sale price of the shares.

     Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee at the time of such disposition.

     All other options which do not qualify as Incentive Stock Options are referred to as Nonstatutory Stock Options. An optionee will not recognize taxable income for the purposes of federal income tax liability at the time he or she is granted a Nonstatutory Stock Option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the option price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director, or 10% shareholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon resale of the shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as ordinary income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

          Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

     The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date.

     The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights and the Company with respect to the grant and exercise of options and stock purchase rights under the 1991 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's, consultant's or director's death or the provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required (i) to increase the number of shares available for option under the 1991 Plan from 1,500,000 shares to 3,000,000 shares; (ii) to allow participation under the 1991 Plan by non-employee directors; and (iii) to qualify options issued under the 1991 Plan as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE RATIFICATION OF THE AMENDMENTS (I) TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR OPTION UNDER THE 1991 STOCK OPTION PLAN FROM 1,500,000 SHARES TO 3,000,000 SHARES;
(II) TO ALLOW PARTICIPATION UNDER THE 1991 STOCK OPTION PLAN BY NON-EMPLOYEE DIRECTORS; AND (III) TO QUALIFY OPTIONS ISSUED UNDER THE 1991 STOCK OPTION PLAN AS "PERFORMANCE-BASED COMPENSATION" WITHIN THE MEANING OF SECTION 162(M) OF THE CODE.

     PROPOSAL NO. 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board has appointed Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997. Deloitte & Touche LLP has audited the Company's financial statements since fiscal 1991.

     Representatives of Deloitte & Touche LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" APPROVAL AND RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.


                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                              THE BOARD OF DIRECTORS

Dated:  April 25, 1997

                                   APPENDIX A
                             1991 STOCK OPTION PLAN

                           NANOMETRICS INCORPORATED

                            1991 STOCK OPTION PLAN

                      (AS AMENDED EFFECTIVE MAY 15, 1997)


     1.  Purposes of the Plan.  The purposes of this Stock Option Plan are:
         --------------------

     . to attract and retain the best available personnel for positions of substantial responsibility,

     . to provide additional incentive to Employees, Directors and Consultants, and

     .   to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" means the Board or any of its Committees as shall
               -------------
be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "Applicable Laws" means the legal requirements relating to the
               ---------------
administration of stock option plans under state corporate and securities laws and the Code.

          (c) "Board" means the Board of Directors of the Company.
               -----

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee"  means a Committee appointed by the Board in
               ---------
accordance with Section 4 of the Plan.

          (f) "Common Stock" means the Common Stock of the Company.
               ------------

          (g) "Company" means Nanometrics Incorporated, a California
               -------
corporation.

          (h) "Consultant" means any person, including an advisor, engaged by
               ----------
the Company or a Parent or Subsidiary to render services and who is compensated for such services.

          (i) "Continuous Status as an Employee or Consultant" means the
               ----------------------------------------------
employment or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary.

Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or
(ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (j) "Director" means a member of the Board.
               --------

          (k) "Disability" means total and permanent disability as defined in
               ----------
Section 22(e)(3) of the Code.

          (l) "Employee" means any person, including Officers and Directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (n) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (o) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (p) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

          (q) "Notice of Grant" means a written notice evidencing certain terms
               ---------------
and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (r) "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s) "Option" means a stock option granted pursuant to the Plan.
               ------

          (t) "Option Agreement" means a written agreement between the Company
               ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u) "Optioned Stock" means the Common Stock subject to an Option or
               --------------
Stock Purchase Right.

          (v) "Optionee" means an Employee, Director  or Consultant who holds an
               --------
outstanding Option or Stock Purchase Right.

          (w) "Parent" means a "parent corporation", whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (x) "Plan" means this 1991 Stock Option Plan.
               ----

          (y) "Restricted Stock" means shares of Common Stock acquired pursuant
               ----------------
to a grant of Stock Purchase Rights under Section 11 below.

          (z) "Restricted Stock Purchase Agreement" means a written agreement
               -----------------------------------
between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (aa) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 13 of the Plan.

          (cc) "Stock Purchase Right" means the right to purchase Common Stock
                --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (dd) "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 3,000,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock. However, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or Stock Purchase Right, such Shares shall not become available for future grant under the Plan.

          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

              (i)   Multiple Administrative Bodies.  The Plan may be
                    ------------------------------
administered by different Committees with respect to different groups of Employees or Consultants.

              (ii)  Section 162(m). To the extent that the Administrator
                    --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

              (iii) Rule 16b-3. To the extent desirable to qualify transactions
                    ----------
hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

              (iv)  Other Administration. Other than as provided above, the Plan
                    --------------------
shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

               (ii) to select the Employees, Directors and Consultants to whom Options and Stock Purchase Rights may be granted hereunder;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

               (v)   to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period);

              (viii) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option was granted;

              (ix)   to construe and interpret the terms of the Plan;

              (x) to prescribe, amend and rescind rules and regulations relating to the Plan;

              (xi) to modify or amend each Option or Stock Purchase Right (subject to Section 15(c) of the Plan);

              (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator; and

              (xiii) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock.

              (xiv) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) Effect of Administrator's Decision.  The Administrator's
              ----------------------------------
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

     5.   Eligibility.  Nonstatutory Stock Options and Stock Purchase Rights may
          -----------
be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Director or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights.

     6.   Limitations.
          -----------

          (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market
Value:

              (i) of Shares subject to an Optionee's incentive stock options granted by the Company, any Parent or Subsidiary, which (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options:

              (i) No Employee, Director or Consultant shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

              (ii) In connection with his or her initial service, an Employee, Director or Consultant may be granted Options to purchase up to an additional 1,000,000 Shares which shall not count against the limit set forth in subsection
(i) above.

              (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

              (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7.  Term of Plan.    Subject to Section 19 of the Plan, the Plan shall
         ------------
become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

     8.  Term of Option.  The term of each Option shall be stated in the Notice
         --------------
of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) Exercise Price.  The per share exercise price for the Shares to be
              --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

              (i)   In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

              (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 50% of the Fair Market Value per Share on the date of grant. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) Waiting Period and Exercise Dates.  At the time an Option is
              ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          (c) Form of Consideration.  The Administrator shall determine the
              ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)    cash,

               (ii)   check,

               (iii)  promissory note,

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised,

               (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price,

               (vi)   any combination of the foregoing methods of payment, or

               (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option
              -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

              Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment or Consulting Relationship or
              -------------------------------------------------------
Directorship.  In the event an Optionee's Continuous Status as an Employee,
------------
Director or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within such period of time as is determined by the Administrator, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed ninety
(90) days from the date of termination) when the Option is granted. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee.  In the event an Optionee's Continuous
              ----------------------
Status as an Employee, Director or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan.
If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee.  In the event of the death of an Optionee, the
              -----------------
Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     11.  Stock Purchase Rights.
          ---------------------

          (a) Rights to Purchase.  Stock Purchase Rights may be issued either
              ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which the offeree must accept such offer, which shall in no event exceed six (6) months from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option.  Unless the Administrator determines otherwise,
              -----------------
the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c) Other Provisions.  The Restricted Stock Purchase Agreement shall
              ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

          (d) Rights as a Shareholder.  Once the Stock Purchase Right is
              -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     12.  Non-Transferability of Options and Stock Purchase Rights.  An Option
          --------------------------------------------------------
or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     13.  Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
          ----------------------------------------------------------------------
          Sale or Change of Control.
          -------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, to the extent that an Option or Stock Purchase Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Stock Purchase Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.

          (c) Merger or Asset Sale.  Subject to the provisions of paragraph (d)
              --------------------
hereof, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or Stock Purchase Right or to substitute an equivalent option or right, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Stock Purchase Right fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) Change in Control.  In the event of a "Change in Control" of the
              -----------------
Company, as defined in paragraph (e) below, then the following acceleration and valuation provisions shall apply:

              (i) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any Options and Stock Purchase Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

              (ii) Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, the value of all outstanding Options and Stock Purchase Rights, to the extent they are exercisable and vested (including Options and Stock Purchase Rights that shall become exercisable and vested pursuant to subparagraph (i) above), shall be cashed out at the Change in Control Price, (reduced by the exercise price applicable to such Options or Stock Purchase Rights). The cash out proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option or Stock Purchase Right by bequest or inheritance.

          (e) Definition of "Change in Control".  For purposes of this Section
              ---------------------------------
13, a "Change in Control" means the happening of any of the following:

              (i) When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13 d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities other than the person who owns more than 50% of such voting power on the date of adoption of this plan; or

              (ii) The occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

          (f) Change in Control Price.  For purposes of this Section 13, "Change
              -----------------------
in Control Price" shall be, as determined by the Board, (i) the highest Fair Market Value of a Share within the 60 day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"), or (ii) the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period, or (iii) some lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

     14.  Date of Grant.  The date of grant of an Option or Stock Purchase Right
          -------------
shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend or terminate the Plan.

          (b) Shareholder Approval.  The Company shall obtain shareholder
              --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (c) Effect of Amendment or Termination.  No amendment, alteration,
              ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     16.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a) Legal Compliance.  Shares shall not be issued pursuant to the
              ----------------
exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations.  As a condition to the exercise of an
              --------------------------
Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     17.  Liability of Company.
          --------------------

          (a) Inability to Obtain Authority.  The inability of the Company to
              -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) Grants Exceeding Allotted Shares.  If the Optioned Stock covered
              --------------------------------
by an Option or Stock Purchase Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option or Stock Purchase shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

     18.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     19.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

                            NANOMETRICS INCORPORATED
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      1997 ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 1997

     The undersigned shareholder(s) of Nanometrics Incorporated, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 25, 1997, and hereby appoints Vincent J. Coates and Paul B. Nolan, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of Nanometrics Incorporated to be held on Thursday, May 15, 1997 at 1:30 p.m., local time, at the principal offices of the Company located at 310 DeGuigne Drive, Sunnyvale, California, 94086 and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned is entitled to vote on the matters set forth below:

ITEM 1.  ELECTION OF DIRECTORS:

         (  )   FOR all nominees listed below
                (except as indicated)

         (  )   WITHHOLD AUTHORITY
                to vote for all nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:

Vincent J. Coates    Nathaniel Brenner    Norman V. Coates    John D. Heaton
Clifford F. Smedley    Kanegi Nagai

ITEM 2.  PROPOSAL TO APPROVE AMENDMENTS TO THE COMPANY'S 1991 STOCK OPTION PLAN
(A) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR OPTIONS THEREUNDER FROM 1,500,000 SHARES TO 3,000,000 SHARES, (B) TO ALLOW PARTICIPATION UNDER THE 1991 STOCK OPTION PLAN BY NON-EMPLOYEE DIRECTORS, AND (C) TO QUALIFY OPTIONS ISSUED UNDER THE 1991 STOCK OPTION PLAN AS "PERFORMANCE-BASED COMPENSATION" WITHIN THE MEANING OF SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

                (  ) FOR         (  ) AGAINST      (  ) ABSTAIN

ITEM 3. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 1997 FISCAL YEAR.

                (  ) FOR         (  ) AGAINST      (  ) ABSTAIN

                 (Continued and to be signed, on reverse side)

                          (Continued from other side)

     In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     THIS BALLOT WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR APPROVAL OF AMENDMENTS TO THE COMPANY'S 1991 STOCK OPTION PLAN, AND FOR RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.


                              Typed or Printed Name(s)


                              -----------------------------------
                                           Signature


                              -----------------------------------
                                           Signature


                              -----------------------------------
                                     Title, if applicable


                              Dated: _____________________, 1997

                              THIS PROXY SHOULD BE MARKED, DATED, SIGNED BY THE SHAREHOLDER(S) EXACTLY AS HIS OR HER NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.